UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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14A Information

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Securities Exchange Act of 1934

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AltEnergy Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ALTENERGY ACQUISITION CORP.

600 Lexington Ave.

9th Floor

New York, New York 10022

PROXY STATEMENT FOR SPECIAL MEETING

OF STOCKHOLDERS OF

ALTENERGY ACQUISITION CORP.

Stockholders of AltEnergy Acquisition Corp.:

You are cordially invited to attend the special meeting (the “Special Meeting”) of stockholders of AltEnergy Acquisition Corp., a Delaware corporation (the “Company,” “AltEnergy,” “we,” “us” or “our”), to be held on April 23, 2025, at 10:00AM Eastern Time or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted by live webcast. You will be able to attend the Special Meeting online, vote, and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/altenergyacquisition/2025. The accompanying proxy statement is dated April 9, 2025, and is first being mailed to stockholders of the Company on or about April 11, 2025.

Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by completing, dating, signing and returning the enclosed proxy, so that your shares will be represented at the Special Meeting. Instructions on how to vote your shares are on the proxy materials you are receiving for the Special Meeting.

The Special Meeting is being held to consider and vote upon the following proposals:

(a)

a proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must (1) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (an “initial business combination”) or (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and redeem all of the Class A common stock, par value $0.0001 per share, of the Company (“Class A Common Stock” or “public shares”), included as part of the units sold in the Company’s initial public offering that was consummated on November 2, 2021 (the “IPO”), from May 2, 2025, to May 1, 2026 (the “Extended Date,” the extension to such date, the “Extension” and such proposal, the “Extension Proposal”); and

(b)	a proposal to approve the adjournment of the Special Meeting to a later time or times or date or dates, if necessary or convenient, (the “Adjournment Proposal”).

Each of the Extension Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement, which you are encouraged to read carefully.

THE BOARD OF DIRECTORS MAKES NO RECOMMENDATION AS TO HOW ANY PUBLIC STOCKHOLDER SHOULD VOTE ON THE EXTENSION PROPOSAL OR, IF PRESENTED, THE ADJOURNMENT PROPOSAL. OUR SPONSOR OWNS AFPPROXIMATELY 78% OF THE SHARES OF COMMON STOCK ENTITLED TO VOTE ON THE PROPOSALS AND WILL VOTE IN FAVOR OF THE EXTENSION PROPOSAL. ACCORDINGLY THE EXTENSION PROPOSAL WILL BE ADOPTED EVEN IF ALL PUBLIC STOCKHOLDERS VOTE “AGAINST” THE PROPOSAL OR ABSTAIN. PUBLIC STOCKHOLDERS SHOULD DETERMINE WHETHER IT IS IN THEIR INTEREST, ECONOMIC OR OTHERWISE, TO EXERCISE THEIR REDEMPTION RIGHTS AS DISCUSSED BELOW AND IN THE ACCOMPANYING PROXY STATEMENT.

The purpose of the Extension Proposal is to allow the Company more time to complete its previously announced business combination (the “Business Combination”) with Car Tech, LLC, an Alabama limited liability company (“Car Tech”). On February 21, 2024, the Company entered into that certain Agreement and Plan of Merger (the “Original Merger Agreement”) with Car Tech Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (“Merger Sub”), and Car Tech’. . On February 14, 2025, we entered into an Amended and Restated Merger Agreement (as it may be amended from time to time, the “Merger Agreement”) by and among AltEnergy, Merger Sub I, Car Tech Merger Sub II, LLC, a Delaware limited liability company (“Merger Sub II” and, together with Merger Sub I, “Merger Subs”), and Car Tech, which amended and restated the Original Merger Agreement in its entirety. Upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the Delaware Limited Liability Company Act (Car Tech having been converted to a Delaware limited liability company), (a) Merger Sub I will merge with and into Car Tech, with Car Tech surviving as a wholly-owned subsidiary of AltEnergy (the “First Merger”), and (b) immediately following the effective time of the First Merger, Car Tech will merge with and into Merger Sub II, with Merger Sub II surviving as a wholly-owned subsidiary of AltEnergy (the “Second Merger” and, together with the First Merger, the “Mergers”).

The Charter provides that the Company has until May 2, 2025 (as previously extended in accordance with the terms of the Charter), to complete an initial business combination. While the Company and the other parties to the Merger Agreement are working toward satisfaction of the conditions to completion of the Business Combination, the Board has determined that there may not be sufficient time before May 2, 2025 to complete the Business Combination. Therefore, the Board has determined to extend the date by which the Company has to complete an initial business combination to the Extended Date. The Company plans to hold another stockholder meeting prior to the Extended Date, in order to seek stockholder approval of the Business Combination and related proposals. For more information regarding the Business Combination and the Merger Agreement, please read the Company’s Current Report on Form 8-K relating to the Business Combination that was filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 14, 2025, including the complete text of the Merger Agreement provided as an exhibit thereto and the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Special Meeting to a later time or times or date or dates, if necessary or convenient.

In connection with the Extension, holders of public shares (“public stockholders”) may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”) and the restricted investment account, including interest earned on the funds held in the Trust Account and the restricted investment account and not previously released to the Company (less taxes payable), divided by the number of then- issued and outstanding shares of Class A Common Stock, regardless of how such public stockholders vote on the Extension Proposal or if they vote at all. Following the approval of the Extension Proposal, the remaining public stockholders will retain their right to redeem their shares of Class A Common Stock upon consummation of the Business Combination when it is submitted to a vote of the stockholders, subject to any limitations set forth in the Charter, as amended. In addition, public stockholders will be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.

Based upon the amount held in the Trust Account and the restricted investment account as of April 7, 2025, which was $8,631,407.25, and estimated interest income and taxes post such date, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account and the restricted investment account will be approximately $11.69 at the time of the Special Meeting. The closing price of a share of Class A Common Stock on March 31, 2025, was $11.72. The Company cannot assure stockholders that they will be able to sell their Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

Pursuant to the Charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if either the Extension Proposal or the Redemption Limitation Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)

(a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)

prior to 5:00 p.m., Eastern Time, on April 21, 2025 (two business days prior to the vote at the Special Meeting), (a) submit a written request to Continental Stock Transfer & Trust Company, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company.

Holders of units of the Company must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal.

Approval of the Extension Proposal requires the affirmative vote of the holders of at least 65% of the Class A Common Stock and Class B common stock, par value $0.0001 per share, of the Company issued to the Sponsor in a private placement prior to the IPO (“Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”) issued and outstanding, voting together as a single class, represented in person or by proxy and entitled to vote thereon. As noted above, our Sponsor owns approximately 78% of the shares of Common Stock entitled to vote on the Extension Proposal and will vote in favor of the Extension Proposal. Accordingly, it is expected that the Extension Proposal will be approved.

The Board has fixed the close of business on March 24, 2025, as the record date for the Special Meeting. Only stockholders of record on March 24, 2025, are entitled to notice of and to vote at the Special Meeting or any postponement or adjournment thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

You are not being asked to vote on an initial business combination, including the Business Combination at this time. Accordingly, if you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on an initial business combination if and when such transaction is submitted to stockholders and the right to redeem your public shares for cash from the Trust Account in the event a proposed initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date. If an initial business combination is not consummated by the Extended Date, assuming the Company does not obtain an additional extension, the Company will redeem its public shares.

All Company stockholders are cordially invited to attend the Special Meeting via the Internet at https:// www.cstproxy.com/altenergyacquisition/2025. To ensure your representation at the Special Meeting, however, you are urged to complete, sign, date and return your proxy card as soon as possible. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. You may revoke your proxy card at any time prior to the Special Meeting.

A stockholder’s failure to vote in person or by proxy will not be counted towards the number of Common Stock required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

You are requested to carefully read the proxy statement and accompanying Notice of Special Meeting for a more complete statement of matters to be considered at the Special Meeting. If you decide to vote at the meeting, please sign, date and return your proxy card as soon as possible.

If you have any questions or need assistance voting your Common Stock, please contact Jon Darnell by calling 203-299-1400, or by emailing info@altenergyacquisition.com.

On behalf of our board of directors, we would like to thank you for your support of AltEnergy Acquisition Corp.

April 9, 2025

By Order of the Board,

/s/ Russell Stidolph

Russell Stidolph

Chief Executive Officer

If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted “FOR” each of the proposals.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD CLASS A COMMON STOCK AS PART OF UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH AND (3) DELIVER YOUR CLASS A COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

This proxy statement is dated April 9, 2025

and is first being mailed to our stockholders with the form of proxy on or about April 11, 2025.

ALTENERGY ACQUISITION CORP.

600 Lexington Ave.

9th Floor

New York, New York 10022

NOTICE OF THE SPECIAL MEETING

TO BE HELD ON APRIL 23, 2025

Dear Stockholders of AltEnergy Acquisition Corp.:

NOTICE IS HEREBY GIVEN that a Special Meeting (the “Special Meeting”) of stockholders of AltEnergy Acquisition Corp., a Delaware corporation (the “Company”), will be held on April 23, 2025, at 10:00AM, Eastern Time, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/altenergyacquisition/2025. The Special Meeting will be held to consider and vote upon the following proposals:

1.

Proposal No. 1—The Extension Proposal—a proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) in the form of the proposed first amendment to the Charter set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must (1) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (an “initial business combination”) or (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and redeem all of the Class A Common Stock, par value $0.0001 per share, of the Company (“Class A Common Stock” or “public shares”), included as part of the units sold in the Company’s initial public offering that was consummated on November 2, 2021 (the “IPO”), from May 2, 20245, to May 1, 2026 (the “Extended Date,” as so extended, the “Extension” and such proposal, the “Extension Proposal”); and

2.

Proposal No. 2—The Adjournment Proposal—a proposal to approve the adjournment of the Special Meeting to a later time or times or date or dates, if necessary or convenient, (the “Adjournment Proposal”).

The above matters are more fully described in the accompanying proxy statement. We urge you to read carefully the accompanying proxy statement in its entirety.

The purpose of the Extension Proposal is to allow the Company more time to complete its previously announced business combination (the “Business Combination”) with Car Tech, LLC, an Alabama limited liability company (“Car Tech”). On February 21, 2024, the Company entered into that certain Agreement and Plan of Merger (the “Original Merger Agreement”) with Car Tech Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“Merger Sub”), and Car Tech,. On February 14, 2025, we entered into an Amended and Restated Merger Agreement (as it may be amended from time to time, the “Merger Agreement”) by and among AltEnergy, Merger Sub I, Car Tech Merger Sub II, LLC, a Delaware limited liability company (“Merger Sub II” and, together with Merger Sub I, “Merger Subs”), and Car Tech, which amended and restated the Original Merger Agreement in its entirety. Upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the Delaware Limited Liability Company Act (Car Tech having been converted to a Delaware limited liability company), (a) Merger Sub I will merge with and into Car Tech, with Car Tech surviving as a wholly-owned subsidiary of AltEnergy (the “First Merger”), and (b) immediately following the effective time of the First Merger, Car Tech will merge with and into Merger Sub II, with Merger Sub II surviving as a wholly-owned subsidiary of AltEnergy (the “Second Merger” and, together with the First Merger, the “Mergers”). Approval of the Extension Proposal is a condition to the implementation of the Extension.

The purpose of the Adjournment Proposal is to allow the Company to adjourn the Special Meeting to a later time or times or date or dates, if necessary or convenient.

Approval of the Extension Proposal requires the affirmative vote of the holders of at least sixty five percent (65%) of the Class A Common Stock and Class B Common Stock, par value $0.0001 per share, of the Company issued to the Sponsor in a private placement prior to the IPO (“Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”) issued and outstanding, voting together as a single class, represented in person or by proxy and entitled to vote thereon. Our Sponsor owns approximately 78% of the shares of Common Stock entitled to vote on the Extension Proposal and intends to vote in favor thereof, so the Extension Proposal will be adopted even if all public stockholders vote against the Extension Proposal or abstain.

In connection with the Extension, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established in connection with the IPO (the “Trust Account”) and held in a restricted investment account, including interest earned on the funds held in the Trust Account and the restricted investment account, and not previously released to the Company (less taxes payable), divided by the number of then-issued and outstanding Class A Common Stock, regardless of how such public stockholders vote on the Extension Proposal, or if they vote at all. The remaining public stockholders will retain their right to redeem their Class A Common Stock upon consummation of our initial business combination when it is submitted to a vote of the stockholders, subject to any limitations set forth in the Charter, as amended In addition, public stockholders will be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.

Pursuant to the Charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if either of the Extension Proposal or the Redemption Limitation Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)

(a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)

prior to 5:00 p.m., Eastern Time, on April 21, 2025 (two business days prior to the vote at the Special Meeting), (a) submit a written request to Continental Stock Transfer & Trust Company, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal and/or the Redemption Limitation Amendment Proposal or do not vote at all at the Special Meeting.

The Company’s sponsor is AltEnergy Acquisition Sponsor LLC, a Delaware limited liability company (the “Sponsor”). The Sponsor and the Company’s directors and officers have agreed to waive their respective rights to liquidating distributions from the Trust Account in respect of any Class B Common Stock or Class A Common Stock issued upon conversion of Class B Common Stock to Class A Common Stock held by it or them, as applicable, if the Company fails to complete an initial business combination by May 2, 2025, or by the applicable deadline as may be extended as contemplated by the Extension Proposal, although they will be entitled to liquidating distributions from the Trust Account with respect to any Class A Common Stock they hold other than such shares issued upon conversion of Class B Common Stock if the Company fails to complete its initial business combination by such date. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our initial business combination by May 2, 2025 or by the applicable deadline as may be extended.

If the Company liquidates, the Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the trust account to below the lesser of (i) $10.20 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account, if less than $10.20 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the trust account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of this offering against certain liabilities, including liabilities under the Securities Act. The per-share liquidation price for the public shares is anticipated to be approximately $11.69 (based on the amount held in the Trust Account and the restricted investment account as of March 31, 2025 and estimated interest income and taxes post such date). Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account and restricted investment account, if the Company liquidates, will not be less than $11.69 due to unforeseen claims of potential creditors.

The approval of the Extension Proposal will constitute consent for the Company to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable), divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The funds remaining in the Trust Account after the removal of such Withdrawal Amount shall be available for use by the Company to complete an initial business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on an initial business combination through the Extended Date, if the Extension Proposal is approved.

The withdrawal of the Withdrawal Amount will reduce the amount held in the Trust Account, and the amount remaining in the Trust Account may be significantly less than the $8,631,407.25 that was in the Trust Account and the restricted investment account as of April 7, 2025. In such an event, the Company may need to obtain additional funds to complete its initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Only stockholders of record of the Company as of the close of business on March 24, 2025, are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Each share of Common Stock entitles the holder thereof to one vote. On the record date, there were 6,488,146 shares of Common Stock issued and outstanding, including 6,238,146 shares of Class A Common Stock and 250,000 shares of Class B Common Stock. The Company’s warrants do not have voting rights in connection with the proposals.

Proxy voting permits stockholders unable to attend the Special Meeting in person to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card or by completing the voting instruction form provided to you by your broker. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Special Meeting by following the instructions included in this proxy statement and on the proxy card.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. If you have any questions or need assistance voting your Common Stock, please contact Jon Darnell by calling 203-299-1400 or by emailing info@altenergyacquisition.com.

By Order of the Board of Directors,

/s/ Russell Stidolph

Russell Stidolph

Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON APRIL 23, 2025

This Notice of Special Meeting and Proxy Statement are available at

https://www.cstproxy.com/altenergyacquisition/2025.

i

ALTENERGY ACQUISITION CORP.

PROXY STATEMENT

FOR THE SPECIAL MEETING

To Be Held at 10:00 AM, Eastern Time, on April 23, 2025

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by the board of directors (the “Board”) for use at the special meeting of stockholders of AltEnergy Acquisition Corp., a Delaware corporation (the “Company,” “AltEnergy,” “we,” “us” or “our”), and any postponements, adjournments or continuations thereof (the “Special Meeting”). The Special Meeting will be held on April 23, 2025, at 10:00 AM, Eastern Time. The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/altenergyacquisition/2025.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) that are not historical facts, and involve risks and uncertainties that could cause actual results to differ materially from those expected and projected. All statements, other than statements of historical fact included in this proxy statement including, without limitation, regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations, are forward-looking statements. Words such as “expect,” “believe,” “anticipate,” “intend,” “estimate,” “seek” and variations and similar words and expressions are intended to identify such forward-looking statements. Such forward-looking statements relate to future events or future performance, but reflect management’s current beliefs, based on information currently available. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. For information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements, please refer to the Risk Factors section of our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 28, 2025 and elsewhere in our filings with the SEC. The Company’s securities filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including any annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Special Meeting to be held virtually on April 23, 2025, or at any adjournments or postponement thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting.

AltEnergy is a blank check company incorporated on February 9, 2021 as a Delaware corporation for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (an “initial business combination”).

In March 2021, AltEnergy Acquisition Sponsor LLC (the “Sponsor”) purchased an aggregate of 5,750,000 shares of Class B Common Stock, par value $0.0001, of the Company (“Class B Common Stock”), for an aggregate purchase price of $25,000, or approximately $0.004 per share.

On November 2, 2021, the Company consummated its initial public offering (“IPO”) of 23,000,000 units at $10.00 per unit. Each unit consists of one Class A share of Common Stock, par value $0.0001 per share, of the Company (“Class A Common Stock” or “public shares”) and one-half of one redeemable warrant to purchase one share of Class A Common Stock at an exercise price of $11.50 per share, subject to adjustment. Simultaneously with the consummation of the IPO, AltEnergy completed the private placement of an aggregate of 10,800,000 warrants (the “Private Placement Warrants”) at a price of $1.00 per Private Placement Warrant, to the Sponsor and B. Riley Principal Investments, LLC, an affiliate of B. Riley Securities, Inc., generating total gross proceeds of $10,800,000. Following the closing of the IPO, a total of $234,600,000 ($10.00 per unit) of the net proceeds from its IPO and the sale of the Private Placement Warrants were placed in a trust account (the “Trust Account”) with Continental Stock Transfer & Trust Company (“Continental”) acting as trustee. Our Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of public shares if we do not complete our initial business combination by May 2, 2024.

On April 26, 2023 and April 27, 2024, the Company and the Sponsor entered into non-redemption agreements (the “Non-Redemption Agreements”) with certain unaffiliated third parties (each, a “Holder”). Pursuant to the Non-Redemption Agreements, such Holders agreed for the benefit of the Company to (i) vote such investors’ Class A Common Stock owned or acquired in favor of the proposal to amend the Company’s Amended and Restated Certificate of Incorporation to extend the time the Company is permitted to close an initial business combination and (ii) not redeem their Class A Common Stock in connection with such stockholder vote to amend the Company’s Amended and Restated Certificate of Incorporation. In connection with these commitments from the Holders, immediately prior to, and substantially concurrently with, the closing of an initial business combination, (i) the Sponsor (or its designees) will surrender and forfeit to the Company for no consideration an aggregate of 250,000 shares of the Company’s Class B common stock, par value $0.0001 per share, held by the Sponsor (the “Forfeited Shares”) and (ii) the Company shall issue to the Holders a number of shares of Class A Common Stock equal to the Forfeited Shares.

On April 28, 2023, the Company held special meeting at which its stockholders approved the proposal to file an amendment to the Company’s Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware to extend the date by which the Company must (1) consummate its initial business combination, (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and (3) redeem all of the shares of Class A Common Stock included as part of the units sold in the IPO, from May 2, 2023 to May 2, 2024 (the “First Extension”). In connection with the First Extension, stockholders elected to redeem an aggregate of 21,422,522 shares of Class A Common Stock. As a result, an aggregate of $222,365,779 (or approximately $10.38 per share) was released from the Trust Account to pay such stockholders. The Charter (as defined below) provides for the return of the IPO proceeds held in the Trust Account to the holders of public shares (as defined below) if the Company does not complete its initial business combination by May 2, 2024, unless otherwise extended.

Also on April 28, 2023, the Sponsor elected to convert on a one-for-one basis 5,500,000 shares of Class B Common Stock held directly by the Sponsor into an aggregate of 5,500,000 shares of Class A Common Stock.

On February 21, 2024, the Company entered into that certain Agreement and Plan of Merger (the “Original Merger Agreement”) with Car Tech Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (“Merger Sub”), and Car Tech. On February 14, 2025, we entered into an Amended and Restated Merger Agreement (as it may be amended from time to time,the “Merger Agreement”) by and among AltEnergy, Merger Sub I, Car Tech Merger Sub II, LLC, a Delaware limited liability company (“Merger Sub II” and, together with Merger Sub I, “Merger Subs”), and Car Tech, which amended and restated the Original Merger Agreement in its entirety. Upon the terms and subject to the conditions set forth in the Merger

Agreement and in accordance with the Delaware Limited Liability Company Act (Car Tech having been converted to a Delaware limited liability company), (a) Merger Sub I will merge with and into Car Tech, with Car Tech surviving as a wholly-owned subsidiary of AltEnergy (the “First Merger”), and (b) immediately following the effective time of the First Merger, Car Tech will merge with and into Merger Sub II, with Merger Sub II surviving as a wholly-owned subsidiary of AltEnergy (the “Second Merger” and, together with the First Merger, the “Mergers”). The Merger and the other transactions contemplated by the Merger Agreement are collectively referred to herein as the “Business Combination.”

While the Company and the other parties to the Merger Agreement are working toward satisfaction of the conditions to completion of the Business Combination, the Board has determined that there may not be sufficient time before May 2, 2025 to complete the Business Combination. Therefore, the Board has determined to seek approval of the Extension Proposal to extend the date by which the Company has to complete an initial business combination to the Extended Date.

What is being voted on?

The following proposals will be voted upon:

1.

a proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) in the form of the proposed amendment to the Charter set forth in Annex A of this proxy statement to extend the date by which the Company must (1) consummate an initial business combination or (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and redeem all of the Class A Common Stock included as part of the units sold in the IPO, from May 2, 2025 to May 1, 2026 (the “Extended Date, as so extended, the “Extension” and such proposal, the “Extension Proposal”); and

2.	a proposal to approve the adjournment of the Special Meeting to a later time or times or date or dates, if necessary or convenient, (the “Adjournment Proposal”).

You are not being asked to vote on an initial business combination, including the Business Combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on our initial business combination if and when it is submitted to stockholders and the right to redeem your public shares for cash in the event an initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board. Russell Stidolph and Andrea Dobi have each been designated as proxy by our Board. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Special Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board as described below. If any matters not described in this proxy statement are properly presented at the Special Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Special Meeting is adjourned, the proxy holders can vote the shares on the new Special Meeting date as well, unless you have properly revoked your proxy instructions, as described elsewhere herein.

Can I attend the Special Meeting?

The Special Meeting will be held at 10:00AM, Eastern Time, on April 23, 2025. The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/altenergyacquisition/2025. The Special Meeting will comply with the meeting rules of conduct. The rules of conduct will be posted on the virtual meeting web portal. We encourage you to access the

Special Meeting webcast prior to the start time. Online check-in will begin fifteen minutes prior to the start time of the Special Meeting, and you should allow ample time for the check-in procedures. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares.

Why should I vote to approve the Extension?

The Extension would give the Company the opportunity to complete its initial business combination.

The Charter currently provides that if the Company does not complete an initial business combination by May 2, 2025, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable), by (B) the total number of then-issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining public stockholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under the Delaware General Corporation Law (the “DGCL”) to provide for claims of creditors and other requirements of applicable law.

We believe that the provisions of the Charter described in the preceding paragraph were included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Charter. We also believe, however, that given the Company’s expenditure of time, effort and money on pursuing an initial business combination, the Extension is warranted to give the Company time to consummate its initial business combination.

In connection with the Extension, public stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable), divided by the number of then-issued and outstanding Class A Common Stock, regardless of how such public stockholders vote on the Extension Proposal, or if they vote at all.

Liquidation of the Trust Account is a fundamental obligation of the Company to the public stockholders and the Company is not proposing and will not propose to change that obligation to the public stockholders. If holders of public shares do not elect to redeem their public shares, such holders shall retain redemption rights in connection with an initial business combination. Assuming the Extension is approved, the Company will have until the Extended Date to complete an initial business combination, unless the Company obtains any additional extension.

Our Board makes NO recommendation that you vote in favor of the Extension Proposal, and expresses no opinion as to whether you should redeem your public shares.

How do the Company insiders intend to vote their shares?

The Sponsor, the Company’s directors, officers and initial stockholders and their permitted transferees (collectively, the “Initial Stockholders”) are expected to vote any Class A Common Stock and Class B Common Stock (together, the “Common Stock”) over which they have voting control in favor of the Extension Proposal and, if presented, the Adjournment Proposal.

On the record date, our Sponsor beneficially owned and was entitled to vote 5,750,000 shares of Common Stock, which represents approximately 78% of the Company’s issued and outstanding Common Stock. Accordingly, the Extension Proposal will be approved.

Subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Special Meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $11.6934 per share, based on the amounts held in the Trust Account and restricted investment account as of April 7, 2025); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8-K prior to the Special Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension will be approved; (iv) the identities of the securityholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of Common Stock for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem.

The Company hereby represents that any Company securities purchased by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Extension Proposal.

Who is the Company’s Sponsor?

The Company’s Sponsor is AltEnergy Acquisition Sponsor LLC, a Delaware limited liability company. The Sponsor currently owns an aggregate of 5,500,000 shares of Class A Common Stock, 250,000 shares of Class B Common Stock and 7,600,000 Private Placement Warrants. Russell Stidolph, the Company’s Chief Executive Officer and a member of the Board, is the manager of the Sponsor.

What vote is required to approve the Extension Proposal?

The approval of the Extension Proposal will require the affirmative vote of holders of at least 65% of our outstanding shares of Common Stock on the record date. As noted above our Sponsor owns approximately 78% of our outstanding shares of Common Stock and will vote in favor of the Extension Proposal guarantying that it will be approved.

What vote is required to approve the Adjournment Proposal?

Approval of the Adjournment Proposal will require the affirmative vote of a majority of the Common Stock issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so in person or by proxy at the Special Meeting. Our Sponsor owning approximately 78% if the outstanding shares of Common Stock will control the vote of any Adjournment Proposal.

Is the Company subject to the Investment Company Act of 1940?

The Company completed its IPO on November 2, 2021. As a blank check company, the efforts of the Company’s board of directors and management have been focused on pursuing its initial business combination. As of the date hereof, the Company has entered into the Merger Agreement with Car Tech and focused on consummating the Business Combination.

On January 24, 2024, the SEC adopted the final rules (the “SPAC Final Rules”), relating to, among the other things, the extent to which special purpose acquisition companies (“SPACs”) could become subject to regulation under the Investment Company Act of 1940 (the “Investment Company Act”). The SPAC Final Rules provide that whether a SPAC is an “investment company” under Section 3(a)(1)(A) of the subject to the Investment Company Act is based on particular facts and circumstances. A specific duration period of a SPAC is not the sole determinant, but one of the long-standing factors to consider in determination of a SPAC’s status under the Investment Company Act. A SPAC could be deemed as an investment company at any stage of its operation. The determination of a SPAC’s status as an investment company includes analysis of a SPAC’s activities, depending upon the facts and circumstances, including but not limited to, the nature of SPAC assets and income, the activities of a SPAC’s officers, directors and employees, the duration of a SPAC, the manner a SPAC holding itself out to investors, and the merging with an investment company. The SPAC Final Rules were published in the Federal Register on February 26, 2024, and will become effective on July 1, 2024 (125 days after publication in the Federal Register).

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, that has not completed its initial business combination within 24 months of the effective date of the IPO Registration Statement. It is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

What if I want to vote against or don’t want to vote for any of the proposals?

If you do not want any of the proposals to be approved, you must abstain, not vote or vote against such proposal. A stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted towards the number of Common Stock required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

Will you seek any further extensions to liquidate the Trust Account?

Other than the extension until the Extended Date, as described in this proxy statement, we do not anticipate seeking any further extension to consummate an initial business combination.

What happens next?

The Company is continuing its efforts to complete its initial business combination, which will involve completing the closing conditions to the Merger Agreement, including, without limitation, any filings required pursuant to antitrust laws, and the expiration of the required waiting periods thereunder, the Registration Statement becoming effective and holding a meeting of stockholders to consider and approve the Business Combination and related proposals.

The Company is seeking approval of the Extension Proposal because the Company may not be able to complete all of the tasks listed above, and others that may be required to consummate the Business Combination, prior to May 2, 2025. The Company expects to continue to work to complete the closing conditions to the Merger

Agreement and to seek stockholder approval of the Business Combination and related proposals. If stockholders approve the Business Combination and any other proposals required to consummate the Business Combination, the Company expects to consummate the Business Combination as soon as possible following such stockholder approval and satisfaction of the other conditions to the consummation of the Business Combination.

Upon approval of the Extension Proposal, the Company will file an amendment to the Charter with the Secretary of State of the State of Delaware (the “Delaware Secretary”) in the form attached as Annex A hereto. The Company will remain a reporting company under the Exchange Act, and its units, Class A Common Stock and public warrants will remain publicly traded.

Any removal of any Withdrawal Amount (defined as an amount equal to the number of public shares properly redeemed multiplied by the aggregate amount then on deposit in the Trust Account and the restricted investment account, including interest earned on the funds held in the Trust Account and the restricted investment account and not previously released to the Company (less taxes payable), divided by the number of then outstanding public shares) from the Trust Account and restricted investment account will reduce the amount remaining in the Trust Account and increase the percentage interest of Common Stock held by the Sponsor through its ownership of Class A Common Stock and Class B Common Stock.

In addition, upon approval of the Extension Proposal, , an affiliate of the Sponsor will continue to accrue payments from the Company of $15,000 per month for office space and secretarial and administrative services provided to members of our management team pursuant to the Administrative Services Agreement, dated as of October 28, 2021 and amended as of January 28, 2023, by and between the Company and the Sponsor. The accrued amounts shall be payable on the consummation of a business combination or the Company’s liquidation.

Where will I be able to find the voting results of the Special Meeting?

We will announce preliminary voting results at the Special Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Special Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Special Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

Would I still be able to exercise my redemption rights in connection with a vote to approve a proposed initial business combination?

Yes. Assuming you are a stockholder as of the record date for voting on a proposed initial business combination, such as the Business Combination, you will be able to vote on a proposed initial business combination if and when it is submitted to stockholders. If you disagree with an initial business combination, such as the Business Combination, you will retain your right to redeem your public shares upon consummation of such initial business combination, subject to any limitations set forth in our Charter.

How do I change my vote?

Stockholders may send a later-dated, signed proxy card to the Company at 600 Lexington Avenue, 9th Floor, New York, New York 10022, attn.: Corporate Secretary, so that it is received prior to the vote at the Special Meeting (which is scheduled to take place on April 23, 2025). Stockholders also may revoke their proxy by sending a notice of revocation to the Company’s Corporate Secretary, which must be received prior to the vote at the Special Meeting, or by attending the Special Meeting, revoking their proxy and voting in person. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each of the proposals. A stockholder’s failure to vote by proxy or to vote in person at the meeting will not be counted towards the number of Common Stock required to validly establish a quorum. Abstentions will be counted in connection with the determination of whether a valid quorum is established.

If my shares are held in “street name,” will my broker automatically vote them for me?

If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that each of the proposals are “non-discretionary” items.

Your broker can vote your shares with respect to “non-discretionary” items only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes with respect to all proposals. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Special Meeting.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Special Meeting to be properly held under our Charter and the DGCL. The presence, in person, by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding Common Stock entitled to vote at the Special Meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a stockholder does not give the broker voting instructions, under applicable self- regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe that each of the proposals is a “nondiscretionary” matter.

Who can vote at the Special Meeting?

Holders of our Common Stock as of the close of business on March 24, 2025, the record date, are entitled to vote at the Special Meeting. As of the record date, there were 6,488,146 shares of Common Stock issued and outstanding, including 6,238,146 shares of Class A Common Stock and 250,000 shares of Class B Common Stock. The Company’s warrants do not have voting rights in connection with the proposals. In deciding all matters at the Special Meeting, each stockholder will be entitled to one vote for each share held by them on the record date. Holders of Class A Common Stock and holders of Class B Common Stock will vote together as a single class on all matters submitted to a vote of our stockholders except as required by law. The Sponsor owns 5,500,000 shares of Class A Common Stock and 250,000 shares of Class B Common Stock, constituting approximately 78% of our issued and outstanding Common Stock and will vote in favor of the Extension Proposal at the Special Meeting.

Registered Stockholders. If our shares are registered directly in your name with our transfer agent, Continental, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Special Meeting.

Street Name Stockholders. If our shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. However, since a beneficial owner is not the stockholder of record, you may not vote your Common Stock at the Special Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

Does the Board recommend voting for the approval of the proposals?

The Board makes NO recommendation as to how the Company’s stockholders should vote on the Extension Proposal.

What interests do the Sponsor and the Company’s directors and officers have in the approval of the proposals?

The Sponsor and the Company’s directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of Class A Common Stock, Class B Common Stock, Private Placement Warrants that may become exercisable in the future and the possibility of future compensatory arrangements. See the section entitled “Proposal No. 1—The Extension Proposal—Interests of the Sponsor and the Company’s Directors and Officers.”

Are there any dissenter’s or appraisal or similar rights for dissenting stockholders?

Neither the DGCL nor our Charter provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Special Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

What happens to the Company’s warrants if the Extension is approved?

If the Extension and the Redemption Limitation Amendment Proposal are approved, the Company will continue to attempt to consummate an initial business combination until the Extended Date and will retain the blank check company restrictions previously applicable to it. The warrants will remain outstanding in accordance with their terms.

How are the funds in the Trust Account currently being held?

The funds in the Trust Account and the restricted investment account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act.

How do I vote?

If you were a holder of record of Common Stock on March 24, 2025, the record date for the Special Meeting, you may vote by virtual attendance at the Special Meeting or by submitting a proxy for the Special Meeting. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Special Meeting virtually, obtain a valid proxy from your broker, bank or nominee.

How do I redeem my Common Stock?

Pursuant to the Charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Proposal or the Redemption Limitation Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)

(a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)

prior to 5:00 p.m., Eastern Time, on April 21, 2025 (two business days prior to the vote at the Special Meeting), (a) submit a written request to Continental, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company.

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal.

Based upon the amount held in the Trust Account and the restricted investment account as of April 7, 2025, which was $8,631,407.25 and estimated interest income and taxes post such date, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account and the restricted investment account will be approximately $11.69 at the time of the Special Meeting. The closing price of a share of Class A Common Stock on March 31, 2025, was $11.72. The Company cannot assure stockholders that they will be able to sell their Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Who is paying for this proxy solicitation?

Our Board is soliciting proxies for use at the Special Meeting. All costs associated with this solicitation will be borne directly by the Company.

Who can help answer my questions?

If you have questions about the Special Meeting or the proposals to be presented thereat, if you need additional copies of the proxy statement or the enclosed proxy card, or if you would like copies of any of the Company’s filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2024 you should contact:

AltEnergy Acquisition Corp

600 Lexington Avenue, 9th Floor

New York, New York 10022

Telephone: (203) 299-1400

Email: info@altenergyacquisition.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you are a holder of public shares and you intend to seek redemption of your shares, you will need to deliver your public shares (either physically or electronically) to the transfer agent at the address below prior to 5:00 p.m., Eastern Time, on April 21, 2025 (two business days prior to the vote at the Special Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact Continental Stock Transfer & Trust Company at spacredemptions@continentalstock.com.

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the SEC on March 28, 2025, and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete an initial business combination

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that an initial business combination will be consummated prior to the Extended Date. Our ability to consummate any business combination is dependent on a variety of factors, many of which are beyond our control. We are required to offer stockholders the opportunity to redeem shares in connection with the Extension and the Redemption Limitation Amendment Proposal, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve our initial business combination. Even if the Extension and/or our initial business combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate such initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and our initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

If we are deemed to be an investment company for purposes of the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be severely restricted, which may make it difficult to complete the Business Combination (or another initial business combination) or force us to abandon our efforts to complete an initial business combination.

If we are deemed to be an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”), our activities may be restricted, including:

•	restrictions on the nature of our investments; and

•	restrictions on the issuance of securities, each of which may make it difficult for us to complete the Business Combination. In addition, burdensome requirements may be imposed upon us, including:

•	registration as an investment company;

•	adoption of a specific form of corporate structure; and

•	reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations.

In order not to be regulated as an investment company under the Investment Company Act, unless it can qualify for an exclusion, a company must ensure that it is engaged primarily in a business other than investing, reinvesting or trading of securities and that its activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of the company’s assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis.

With respect to the regulation of special purpose acquisition companies (“SPAC”) like us, the SEC adopted new rules on January 24, 2024 (the “SPAC Rules”) relating to, among other items, enhanced disclosures in business combination transactions involving special purpose acquisition companies and private operating companies; modified condensed financial statements requirements applicable to transactions involving shell companies; additional disclosure obligations and requirements for the use of projections by special purpose acquisition companies in SEC filings in connection with proposed business combination transactions; broadening the potential liability of certain participants in proposed business combination transactions; and discussing and providing guidance regarding the extent to which special purpose acquisition companies could become subject to regulation under the Investment Company Act, including summarizing the SEC staff’s views on the facts and circumstances that are relevant to making a determination as to whether a special purpose acquisition company meets the definition of an “investment company” under the Investment Company Act.

In the adoption of the SPAC Rules, the SEC affirmatively chose not to adopt a quantitative, bright-line safe harbor that would provide certainty as to when a SPAC’s pre-business combination activities would not result in the special purpose acquisition companies being treated as an investment company under the Investment Company Act. Instead, the SEC staff expressed its views regarding a five-factor qualitative test, known as the Tonopah factors, to be applied to the facts and circumstances of any special purpose acquisition company’s activities to determine whether or not the special purpose acquisition company is acting as an “investment company” under the Investment Company Act. Consequently, there remains uncertainty concerning the applicability of the Investment Company Act to any particular special purpose acquisition company, as the interpretation and application of the Tonopah factors, including a SPAC’s duration, asset composition, business purpose and activities, are subjective in nature. It is possible that a claim could be made that we have been operating as an unregistered investment company. When applying these factors to the Company, we do not believe that its principal activities will subject it to the Investment Company Act. To this end, the Company was formed for the purpose of completing an initial business combination with one or more businesses. Since its inception, the Company’s business has been and will continue to be focused on identifying and completing an initial business combination, and thereafter, operating the post-transaction business or assets for the long term. Further, we do not plan to buy businesses or assets with a view to resale or profit from their resale and we do not plan to buy unrelated businesses or assets or be a passive investor. In addition, the proceeds held in the Trust Account were invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. By restricting the investment of the proceeds in this manner, and by focusing our directors’ and officers’ time toward, and operating our business for the purpose of, acquiring and growing businesses for the long term (rather than buying and selling businesses in the manner of a merchant bank or private equity fund or investing in assets for the purpose of achieving investment returns on such assets), we intend to avoid being deemed an “investment company” within the meaning of the Investment Company Act. Further, investing in our securities is not intended for persons who are seeking a return on investments in government securities or investment securities. Instead, the Trust Account is intended as a holding place for funds pending the earliest to occur of either: (i) the completion of our initial business combination; (ii) the redemption of any public shares properly submitted in connection with a shareholder vote to amend the Charter (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of the public shares if we do not complete our initial business combination prior to the date by which we must consummate our initial business combination as set forth in the Charter (the “Termination Date”) or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity; or (iii) absent an initial business combination prior to the Termination Date, our return of the funds held in the Trust Account to public stockholders as part of our redemption of the public shares. If we do not invest the proceeds as discussed above, we may be deemed to be subject to the Investment Company Act.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would need to register as such under the Investment Company Act and compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete an initial business combination. We may also be forced to abandon our efforts to complete an initial business combination, including the Business Combination, and instead be required to liquidate the Trust

Account. In which case, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our securities following such a transaction, and the public warrants would expire worthless.

As a result of our securities being delisted from trading on The Nasdaq Stock Market (“Nasdaq”), investors’ ability to make transactions in our securities may be limited, and if we are unable to list our securities on Nasdaq at the time of the Merger, the Company may not be able to complete the Business Combination.

We received a notice, dated October 29, 2023 (the “Nasdaq Notice”), that our securities would be delisted from Nasdaq by reason of the failure of the Company to complete its initial business combination by October 28, 2024 (36 months from the effectiveness of its IPO registration statement) as required by IM-5101-2. Accordingly, trading in our Class A Common Stock, Units and Warrants was suspended at the opening of business on November 5, 2024 and a Form 25-NSE was filed with the Securities and Exchange Commission on March 21, 2025, which removed our securities from listing and registration on the Nasdaq Stock Market.

However, our securities commenced trading on the OTC Markets at the opening of business on November 5, 2024, under their prior Nasdaq trading symbols; and it is expected that our securities will continue to trade under their current symbols on the OTC Markets. As a result, we could face significant material adverse consequences, including:

•	a limited availability of market quotations for our securities;

•	reduced demand and overall liquidity for our securities;

•

a determination that the Common Stock is a “penny stock” which will require brokers trading in Common Stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•	a limited amount of news and analyst coverage;

•	a decreased ability to issue additional securities or obtain additional financing in the future; and

•	we may be deemed a less attractive merger partner for a target company or business.

Additionally, the fact that the our securities are not listed on Nasdaq may present certain challenges to listing the post Business Combination combined company’s securities on Nasdaq, such as the post Business Combination combined company’s ability to meet the listing requirements for Nasdaq, including the minimum per share bid price and the market value of unrestricted publicly held shares.

We will seek to list the Common Stock and the public warrants on Nasdaq in connection with the closing of the Business Combination. We cannot assure you that the Common Stock and public warrants will be approved for listing on Nasdaq. In order to list our securities on a stock exchange prior to our initial business combination, we will be required to demonstrate compliance with such applicable stock exchange’s initial listing requirements, which are more rigorous than the continued listing requirements. We cannot assure our stockholders that we will be able to meet those initial listing requirements at that time.

As a result of the suspension of our securities from Nasdaq at the opening of business on November 5, 2024, our Common Stock could become subject to the regulations of the SEC relating to the market for “penny stocks.” The penny stock rules are burdensome and may reduce the trading activity for shares of our Common Stock. For example, brokers trading in shares of our Common Stock would be required to deliver a standardized risk disclosure document, which specifies information about penny stocks and the nature and significance of risks of the penny stock market. The broker dealer also must provide the customer with bid and offer quotations for the penny stock, the compensation of the broker dealer and any salesperson in the transaction, and monthly account statements indicating the market value of each penny stock held in the customer’s account. In addition, the penny stock rules require that, prior to effecting a transaction in a penny stock not otherwise exempt from those rules, the broker dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser’s written agreement to the transaction. If our Common Stock is a penny stock, these disclosure requirements may have the effect of reducing the trading activity in the secondary market for our Common Stock. If the shares of our Common Stock are subject to the penny stock rules, the holders of such shares of our Common Stock may find it more difficult to sell their shares.

Because our Common Stock and public warrants are no longer listed on Nasdaq, these securities do not qualify as “covered securities” under the National Securities Markets Improvement Act of 1996, which means the sale of our securities will be subject to regulation in each state in which such sale occurs, including regulations in connection with our initial business combination, which may make it more difficult and costly to complete a business combination. In addition, our securityholders could be prohibited from trading in our securities absent registration in the state where such securityholder lives. To date we have not registered our securities in any state, and do not currently plan to do so. This may make it difficult or impossible for our securityholders to trade in our securities. The federal statute also allows the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, other than the state of Idaho, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states.

Our ability to complete the Business Combination (or another initial business combination) may be impacted if the Business Combination (or another initial business combination) is subject to U.S. foreign investment regulations and review by a U.S. government entity, such as the Committee on Foreign Investment in the United States (“CFIUS”), and ultimately prohibited.

Our ability to complete the Business Combination (or another initial business combination) may be impacted if the Business Combination (or another initial business combination) is subject to U.S. foreign investment regulations and review by a U.S. government entity, such as the Committee on Foreign Investment in the United States (“CFIUS”), and ultimately prohibited.

Among other things, CFIUS is empowered to require parties to certain transactions subject to CFIUS jurisdiction to make mandatory filings, to charge filing fees related to CFIUS filings (voluntary or mandatory), and to self-initiate national security reviews of foreign direct and indirect investments in U.S. businesses if the parties to the transaction choose not to file voluntarily. In the case that CFIUS determines an investment to present risks to U.S. national security, CFIUS has the power to require mitigation measures with respect to the transaction or recommend that the President of the United States block the transaction if the parties do not voluntarily abandon it. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, the nature and structure of the transaction, including the level of beneficial ownership interest and the nature of any information or governance rights involved.

Our Sponsor is not a non-U.S. person or controlled by a non-U.S. person, nor does our Sponsor have any members who are, or who have substantial ties with, a non-U.S. person. Car Tech, LLC, the company being acquired in the Business Combination, is controlled by non-U.S. persons, and will continue to be controlled indirectly by non-U.S. persons upon consummation of the Business Combination. However, because the Business Combination does not involve the acquisition by a non-U.S. person of an entity or business in the United States (the non-U.S. persons already owning the company that is the target in the Business Combination) we do not believe that the Business Combination is subject to CFIUS review. However, CFIUS could reach a different conclusion with respect to the Business Combination. If that should occur, or if we pursue another initial business combination that is subject to CFIUS, the process of review could be lengthy. Because we have only a limited time to complete our initial Business Combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we are unable to consummate our initial business combination within the applicable time period, our stockholders may suffer negative consequences and would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our securities following such transaction, of which there can be no assurance, and the public warrants would expire worthless.

A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations after December 31, 2022. The excise tax is imposed on the repurchasing corporation itself, not on its stockholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the excise tax. On December 27, 2022, the Internal Revenue Service issued a notice of its intention to issue proposed regulations providing additional guidance with respect to the excise tax. The notice states that the excise tax does not apply to repurchases that occur in the taxable year in which the publicly traded corporation liquidates and dissolves.

Any redemption or other repurchase of our shares that occurs after December 31, 2022 in connection with an initial business combination, the Extension Proposal and/or the Redemption Limitation Amendment Proposal, or otherwise may be subject to the excise tax. Whether and to what extent we would be subject to the excise tax in connection with the Extension and an initial business combination would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the initial business combination, Extension Proposal, (ii) the structure of an initial business combination (iii) any redemptions or repurchases within the same taxable year as the initial business combination, (iv) if we do consummate an initial business combination, whether it is consummated in the current year or a later year, (v) if we do not consummate an initial business combination, whether we liquidate and dissolve in the current year, and (vi) the content of any further regulations and other guidance from the Department of the Treasury.

If the excise tax is due, it would be payable by us and not by the redeeming holder. The foregoing could cause a reduction in the cash available to us. In addition, if we are unable to complete an initial business combination during the current year and ultimately liquidate in a later taxable year, the excise tax imposed on redemptions in connection with the Extension Proposal and/or the Redemption Limitation Amendment Proposal could reduce the amount of cash available for our stockholders on liquidation.

In the event that the Extension is implemented, the proceeds deposited in the Trust Account and the interest earned thereon will not be used to pay for any excise tax due under the IR Act in connection with any redemptions of the public shares by the holders thereof exercising redemption rights, and the Company will pay any such excise tax from its funds remaining outside of the Trust Account. If such funds are insufficient the Internal Revenue Service, which we refer to as the “IRS”, might attempt to collect amounts due from our Trust Account or, in the event the Company dissolves, from stockholders to the extent of distributions received by them in such dissolution.

THE SPECIAL MEETING

Date, Time, Place and Purpose of the Special Meeting

The Special Meeting will be held in person or by proxy on April 23, 2025, at 10:00AM, Eastern Time, virtually via live webcast at https://www.cstproxy.com/altenergyacquisition/2025, to consider and vote upon the proposals to be put to the Special Meeting.

At the Special Meeting, you will be asked to consider and vote on proposals to:

1.

Proposal No. 1—The Extension Proposal—a proposal to amend the Company’s Charter in the form set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination (an “initial business combination”) or (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination and redeem all of the Class A Common Stock from May 5, 2025 to May 1, 2026; and

2.	Proposal No. 2—The Adjournment Proposal—a proposal to approve the adjournment of the Special Meeting to a later time or times or date or dates, if necessary or convenient.

Voting Power; Record Date

Only stockholders of record of the Company as of the close of business on March 24, 2025, are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Each share of Common Stock entitles the holder thereof to one vote. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 6,488,146 shares of Common Stock issued and outstanding, including 6,238,146 of Class A Common Stock and 250,000 shares of Class B Common Stock. The Company’s warrants do not have voting rights in connection with the proposals.

Quorum and Vote of Stockholders

A quorum is the minimum number of shares required to be present at the Special Meeting for the Special Meeting to be properly held under our Charter and the DGCL. The presence, in person, by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a majority of the issued and outstanding Common Stock entitled to vote at the Special Meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a stockholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe each of the proposals constitutes a “non-discretionary” matter.

Votes Required

Approval of the Extension Proposal requires the affirmative vote of holders of at least sixty five percent (65%) of the shares of Common Stock issued and outstanding, represented in person or by proxy and entitled to vote thereon and who do so at the Special Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Special Meeting.

Approval of the Adjournment Proposal requires the affirmative vote of a majority of the shares of Common Stock issued and outstanding, represented in person or by proxy and entitled to vote thereon and who vote at the Special Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Special Meeting.

Our Sponsor owns approximately 78% of the outstanding shares of Common Stock entitled to vote at the Special Meeting and will vote in favor of the Extension Proposal and accordingly it will be approved.

Voting

Giving our Board your proxy means you authorize it to vote your shares at the Special Meeting in the manner you direct. You may vote for or withhold your vote for the proposal or you may abstain from voting. All valid proxies received prior to the Special Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” each of the proposals and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Special Meeting.

You can vote your shares at the Special Meeting in person or by proxy. You may attend the Special Meeting via live webcast. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/altenergyacquisition/2025. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote in person, obtain a valid proxy from your broker, bank or nominee.

Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum on all matters. If a stockholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-discretionary” matters. We believe each of the proposals constitutes a “non-discretionary” matter.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact Jon Darnell by calling 203-299-1400 or by emailing info@altenergyacquisition.com.

Revocability of Proxies

Stockholders may send a later-dated, signed proxy card to the Company at 600 Lexington Avenue, 9th Floor, New York, New York, 10022, attn.: Corporate Secretary, so that it is received prior to the vote at the Special Meeting (which is scheduled to take place on April 23, 2025) or attend the Special Meeting virtually and vote. Stockholders also may revoke their proxy by sending a notice of revocation to the Company’s Corporate Secretary, which must be received prior to the vote at the Special Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Attendance at the Special Meeting

The Special Meeting will be held in person or by proxy at 10:00AM, Eastern Time, on April 23, 2025, virtually via live webcast online at https://www.cstproxy.com/altenergyacquisition/2025. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage- paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Special Meeting and vote virtually, obtain a valid proxy from your broker, bank or nominee.

Solicitation of Proxies

All costs associated with this solicitation will be borne directly by the Company.

Some banks and brokers have customers who beneficially own Common Stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations.

Dissenters’ Rights of Appraisal

Neither the DGCL nor our Charter provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Special Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Stockholder Proposals

No business may be transacted at any annual general meeting or Special Meeting other than business that is either (i) specified in the notice of the general meeting (or any supplement thereto) given by or at the direction of the directors of the Company or (ii) otherwise properly brought before the general meeting in accordance with the requirements set forth in the Charter.

Other Business

The Board does not know of any other matters to be presented at the Special Meeting. If any additional matters are properly presented at the Special Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

Principal Executive Offices

Our principal executive offices are located at 600 Lexington Avenue, 9th Floor, New York, New York 10022. Our telephone number is (203) 299-1400. Our corporate website address is https://www.altenergyacquisition.com. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

PROPOSAL NO. 1—THE EXTENSION PROPOSAL

Background

In March 2021, AltEnergy Acquisition Sponsor LLC (the “Sponsor”) purchased an aggregate of 5,750,000 shares of Class B Common Stock, par value $0.0001, of the Company (“Class B Common Stock”), for an aggregate purchase price of $25,000, or approximately $0.004 per share.

On November 2, 2021, the Company completed its IPO of 23,000,000 units at a price of $10.00 per unit generating gross proceeds to the Company of $230,000,000 before underwriting discounts and expenses. Each unit consists of one share of Class A Common Stock and one-half of one public warrant. Each whole public warrant entitles the holder thereof to purchase one share of Class A Common Stock at a price of $11.50 per share, subject to certain adjustments. Simultaneously with the closing of the IPO, the Company completed the private placement of 10,800,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant to the Sponsor and B. Riley, generating gross proceeds to the Company of $10,800,000. A total of $234,600,000 of the net proceeds from the Company’s IPO and the sale of the Private Placement Warrants were placed in the Trust Account, with Continental acting as trustee.

On April 26, 2023 and April 27, 2024, the Company and the Sponsor entered into the Non-Redemption Agreements with the Holders. Pursuant to the Non-Redemption Agreements, such Holders agreed for the benefit of the Company to (i) vote such investors’ Class A Common Stock owned or acquired in favor of the proposal to amend the Company’s Amended and Restated Certificate of Incorporation to extend the time the Company is permitted to close an initial business combination and (ii) not redeem their Class A Common Stock in connection with such stockholder vote to amend the Company’s Amended and Restated Certificate of Incorporation. In connection with these commitments from the Holders, immediately prior to, and substantially concurrently with, the closing of an initial business combination, (i) the Sponsor (or its designees) will surrender and forfeit to the Company for no consideration the Forfeited Shares and (ii) the Company shall issue to the Holders a number of shares of Class A Common Stock equal to the Forfeited Shares.

On April 28, 2023, the Company held special meeting at which its stockholders approved the First Extension. In connection with the First Extension, stockholders elected to redeem an aggregate of 21,422,522 shares of Class A Common Stock. As a result, an aggregate of $222,365,779 (or approximately $10.38 per share) was released from the Trust Account to pay such stockholders. The Charter then provided for the return of the IPO proceeds held in the Trust Account to the holders of public shares (as defined below) if the Company did not complete its initial business combination by May 2, 2024, unless otherwise extended.

Also on April 28, 2023, the Sponsor elected to convert on a one-for-one basis 5,500,000 shares of Class B Common Stock held directly by the Sponsor into an aggregate of 5,500,000 shares of Class A Common Stock.

On April 16, 2024, the Company held a special meeting of stockholders (the “April 2024 Special Meeting”). At the April 2024 Special Meeting, the Company’s stockholders approved the proposal to file an amendment to the Company’s Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware (the “Amendment”) to extend the date from May 2, 2024 to November 2, 2024 (the “Extended Date”) and to allow the board of directors of the Company (the “Board”), without another stockholder vote, to elect to further extend the date to consummate an initial business combination after the Extended Date up to six times, by an additional month each time, upon two days’ advance notice prior to the applicable deadline, up to May 2, 2025 (the “Additional Extension Date” and together with the Extended Date the “April 2024 Extension”); by which the Company must (1) consummate its initial business combination or (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and redeem all of the Class A Shares included as part of the units sold in the Company’s initial public offering. On April 17, 2024, to effectuate the Extension, the Company filed the Amendment with the Secretary of State of the State of Delaware.

In connection with the April 2024 Special Meeting, stockholders holding 839,332 Class A Shares exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s trust account (“Trust Account”) in connection with the Extension. As a result, $9,513,007. (approximately $11.33 per share) was removed from the Trust Account to pay such holders.

Pursuant to the amendment to AltEnergy’s Amended and Restated Certificate of Incorporation referred to above, the Board (i) on October 30, 2024, approved an extension of the date by which AltEnergy is required to complete an initial business combination from November 2, 2024 to December 2, 2024; (ii) on November 25, 2024, approved an extension of the date by which AltEnergy is required to complete an initial business combination from December 2, 2024 to January 2, 2025; (iii) on December 20, 2024, approved an extension of the date by which AltEnergy is required to complete an initial business combination from January 2, 2025 to February 2, 2025; (iv) on January 28, 2025, approved an extension of the date by which AltEnergy is required to complete an initial business combination from February 2, 2025 to March 2, 2025; (v) on February 25, 2025, approved an extension of the date by which AltEnergy is required to complete an initial business combination from March 2, 2025 to April 2, 2025; and (vi) on March 26, 2025, approved an extension of the date by which AltEnergy is required to complete an initial business combination from April 2, 2025 to May 2, 2025.

On February 14, 2025, the Company entered into the Merger Agreement.

The Charter currently provides that if the Company does not complete an initial business combination by May 2, 2025, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the public shares, at a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account and the restricted investment account, including interest earned on the funds held in the Trust Account and restricted investment account and not previously released to the Company (less taxes payable and $100,000 reserved to pay dissolution expenses), by (B) the total number of then-issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining public stockholders and the Board, liquidate and dissolve, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

The Extension

The Company is proposing to amend its charter as set forth in the form attached to this proxy as Annex A to extend the date by which the Company must (1) consummate its initial business combination or (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and redeem all of the Class A Common Stock from May 2, 2025 to May 1, 2026.

Reasons for the Extension Proposal

The Charter currently provides that the Company has until May 2, 2025, to complete an initial business combination. While the Company and the other parties to the Merger Agreement are working toward satisfaction of the conditions to completion of the Business Combination, the Board has determined that there may not be sufficient time before May 2, 2025 to complete the Business Combination. Accordingly, the Board believes that in order to be able to complete the Business Combination, it is appropriate to continue the Company’s existence until the Extended Date.

The Company believes that the provision of the Charter described in the preceding paragraphs was included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Charter. The Company also believes, however, that given the Company’s expenditure of time, effort and money on pursuing an initial business combination and its entry into the Merger Agreement, the Extension is warranted.

The Company is not asking you to vote on any proposed initial business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination when it is submitted to stockholders in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account and restricted investment account, including interest earned on the funds held in the Trust Account and the restricted investment account and not previously released to the Company (less taxes payable), divided by the number of then outstanding public shares, in the event the proposed initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date.

The Sponsor

The Company’s Sponsor is AltEnergy Acquisition Sponsor LLC, a Delaware limited liability company. The Sponsor (whose members include certain of the Company’s directors and officers) currently owns an aggregate of 5,500,00 shares of Class A Common Stock and 250,000 shares of Class B Common Stock.

Upon Approval of the Extension

Upon approval of the Extension Proposal, the Company will file an amendment to the Charter with the Delaware Secretary in the form of Annex A hereto to extend the time it has to complete an initial business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its units, Class A Common Stock and public warrants will remain publicly traded. The Company will then continue to work to consummate its initial business combination by the Extended Date.

You are not being asked to vote on an initial business combination, including the Business Combination, at this time. If you do not elect to redeem your public shares in connection with the Special Meeting, you will retain the right to vote on our initial business combination if and when it is submitted to stockholders and the right to redeem your public shares for cash in the event an initial business combination is approved and completed or the Company has not consummated an initial business combination by the Extended Date.

When the Extension is implemented, the amount held in the Trust Account will be reduced by withdrawals in connection with any stockholder redemptions. The Company cannot predict the amount that will remain in the Trust Account if the Extension is approved, and the amount remaining in the Trust Account may be significantly less than the $8,631,407.25 that was in the Trust Account and the restricted investment account as of April 7, 2025. The Company may need to obtain additional funds to complete its initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

Following the Special Meeting, an affiliate of the Sponsor will continue to accrue payments from the Company of $15,000 per month for office space and secretarial and administrative services provided to members of our management team pursuant to the Administrative Services Agreement, dated as of October 28, 2021 and amended as of January 28, 2023, by and between the Company and the Sponsor. The accrued amounts shall be payable on the consummation of a business combination or the Company’s liquidation.

Redemption Rights

In connection with the approval of the Extension, each public stockholder may seek to redeem his, her or its public shares. Holders of public shares who do not elect to redeem their public shares in connection with the

Extension will retain the right to redeem their public shares in connection with any stockholder vote to approve a proposed initial business combination, or if the Company has not consummated an initial business combination by the Extended Date.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON APRIL 21, 2025. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension and redemptions.

Pursuant to the Charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension and/or the Redemption Limitation Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)

(a) hold public shares or (b) hold public shares as part of units and elect to separate such units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)

prior to 5:00 p.m., Eastern Time, on April 21, 2025 (two business days prior to the vote at the Special Meeting), (a) submit a written request to Continental, the Company’s transfer agent, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares even if they vote for the Extension Proposal.

Through the Deposit Withdrawal at Custodian (“DWAC”) system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker fee and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension will not be redeemed for cash held in the Trust Account. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension would receive payment of the redemption price for such shares soon after the completion of the Extension. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account and the restricted investment account, including interest earned on the funds held in the Trust Account and the restricted investment account and not previously released to the Company (less taxes payable), divided by the number of then-issued and outstanding Class A Common Stock. Based upon the amount held in the Trust Account and the restricted investment account as of April 7, 2025, which was $8,631,407.25 and estimated interest income and taxes post such date, the Company estimates that the per-share price at which public shares may be redeemed from cash held in the Trust Account will be approximately $11.69 at the time of the Special Meeting. The closing price of a share of Class A Common Stock on March 31, 2025, was $11.72. The Company cannot assure stockholders that they will be able to sell their Class A Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your Common Stock for cash and will no longer own such shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your share certificate(s) (if any) and other redemption forms to the Company’s transfer agent prior to the vote on the Extension Proposal. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension.

Required Vote

Approval of the Extension Proposal requires the affirmative vote of holders of at least sixty five percent (65%) of the Common Stock issued and outstanding, represented in person or by proxy and entitled to vote thereon and he Special Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Special Meeting.

Our Sponsor is expected to vote all Common Stock owned by it in favor of the Extension. On the record date, our Sponsor beneficially owned and was entitled to vote an aggregate 5,500,000 shares of Class A Common Stock and 250,000 shares of Class B Common Stock, constituting approximately 78% of the Company’s issued and outstanding Common Stock. See the section entitled “Beneficial Ownership of Securities” for additional information. Accordingly, the Extension Proposal will be approved.

In addition, subject to applicable securities laws (including with respect to material nonpublic information), the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates may (i) purchase public shares from institutional and other investors (including those who vote, or indicate an intention to vote, against any of the proposals presented at the Special Meeting, or elect to redeem, or indicate an intention to redeem, public shares), (ii) enter into transactions with such investors and others to provide them with incentives to not redeem their public shares, or (iii) execute agreements to purchase such public shares from such investors or enter into non-redemption agreements in the future. In the event that the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates purchase public shares in situations in which the tender offer rules restrictions on purchases would apply, they (a) would purchase the public shares at a price no higher than the price offered through the Company’s redemption process (i.e., approximately $11.69 per share, based on the amounts held in the Trust Account and restricted investment account as of March 31, 2025); (b) would represent in writing that such public shares will not be voted in favor of approving the Extension; and (c) would waive in writing any redemption rights with respect to the public shares so purchased.

To the extent any such purchases by the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, the Company will disclose in a Current Report on Form 8-K prior to the Special Meeting the following: (i) the number of public shares purchased outside of the redemption offer, along with the purchase price(s) for such public shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Extension will be approved; (iv) the identities of the securityholders who sold to the Sponsor, the Company’s directors, officers, advisors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., 5% security holders) who sold such public shares; and (v) the number of Common Stock for which the Company has received redemption requests pursuant to its redemption offer.

The purpose of such share purchases and other transactions would be to increase the likelihood of otherwise limiting the number of public shares electing to redeem.

If such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

Interests of the Sponsor and the Company’s Directors and Officers

When you consider how to vote with respect to the Extension Proposal, you should keep in mind that the Sponsor and the Company’s officers and directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

•

If the Extension would not be approved and we do not consummate an initial business combination by May 2, 2025, the 250,000 shares of Class B Common Stock and 5,500,000 shares of Class A Common Stock held by the Sponsor (whose members include certain of our directors and officers) would be worthless (as the Sponsor has waived liquidation rights with respect to such shares of Class B Common Stock and Class B Common Stock issued upon conversion of Class B Common Stock);

•

In connection with the IPO, the Sponsor agreed that it will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of any third party for services rendered or products sold to the Company or prospective target businesses with which the Company has entered into certain agreements;

•

All rights specified in the Charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after an initial business combination and, if the Extension were not approved and no initial business combination is completed by May 2, 2025, so that the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

•

Other than as set forth below, none of the Company’s officers or directors has received any cash compensation for services rendered to the Company, and all of the current officers and directors are expected to continue to serve in their roles at least through the date of the Special Meeting and may continue to serve following any potential initial business combination and receive compensation thereafter;

•

The Company agreed to make payment to our Chief Financial Officer of $15,600 per month for his services prior to the consummation of its initial business combination. On April 1, 2022, the agreement with the Chief Financial Officer was amended so that he would be paid $10,400 per month, and an additional amount of $5,200 per month beginning April 1, 2022 through the consummation of the initial business combination will become payable to the Chief Financial Officer upon a successful consummation of a business combination. This agreement with the Chief Financial Officer was further amended on January 1, 2023, to provide that commencing on January 1, 2023, 100% of the consulting fee of $15,600 per month shall be accrued by the Company for the CFO’s benefit to be paid upon the closing of a business combination. If a successful business combination does not occur, the Company will not be required to pay any further amounts to the Chief Financial Officer. Upon completion of the initial business combination or liquidation, the Company will cease paying these monthly fees; and

•

The Sponsor and the Company’s officers and directors and their respective affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them related to identifying, investigating, negotiating and completing an initial business combination and, if the Extension were not approved and we did not consummate an initial business combination by May 2, 2025, they would not have any claim against the Trust Account for reimbursement so that the Company would most likely be unable to reimburse such expenses.

Potential Application of the Investment Company Act

As previously indicated, the Company completed its initial public offering (“IPO”) in November 2021. As a blank check company, the efforts of the Company’s board of directors and management have been focused on searching for a target business with which to consummate an initial business combination since the completion of its IPO. As of the date hereof, the Company has entered into the Merger Agreement with Car Tech and is focused on consummating the Business Combination.

On January 24, 2024, the SEC adopted the final rules (the “SPAC Final Rules”), relating to, among the others, the extent to which special purpose acquisition companies (“SPACs”) could become subject to regulation under the Investment Company Act of 1940 (the “Investment Company Act”). The SPAC Final Rules provide that whether a SPAC is an “investment company” under Section 3(a)(1)(A) of the subject to the Investment Company Act is based on particular facts and circumstances. A specific duration period of a SPAC is not the sole determinant, but one of the long-standing factors to consider in determination of a SPAC’s status under the Investment Company Act. A SPAC could be deemed as an investment company at any stage of its operation. The determination of a SPAC’s status as an investment company includes analysis of a SPAC’s activities, depending upon the facts and circumstances, including but not limited to, the nature of SPAC assets and income, the activities of a SPAC’s officers, directors and employees, the duration of a SPAC, the manner a SPAC holding itself out to investors, and the merging with an investment company. The SPAC Final Rules were published in the Federal Register on February 26, 2024, and became effective on July 1, 2024 (125 days after publication in the Federal Register).

There is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours. It is possible that a claim could be made that we have been operating as an unregistered investment company. If we were deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. The Company is currently assessing the relevant risks of being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act). The longer that the funds in the Trust Account are held in short- term U.S. government treasury obligations or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, and instead hold all funds in the Trust Account in cash, which would further reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

No Recommendation

OUR BOARD OF DIRECTORS MAKES NO RECOMMENDATION AS TO HOW THAT YOU SHOULD VOTE YOUR SHARES WITH RESPECT TO THE EXTENSION PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

PROPOSAL NO. 2—THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later time or times or date or dates as determined to be advisable by the Board. In no event will our Board adjourn the Special Meeting beyond May 2, 2025.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal and/or the Redemption Limitation Amendment Proposal.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Special Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal. Our Sponsor owns approximately 78% of the shares eligible to vote on an Adjournment and accordingly will control such vote.

No Recommendation of the Board

OUR BOARD OF DIRECTORS MAKES NO RECOMMENDATION WITH RESPECT TO HOW STOCKHOLDS SHOULD VOTE ON THE ADJOURNMENT PROPOSAL

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS FOR THE REDEMPTIONS

The following discussion is a summary of certain United States federal income tax considerations for holders of our Class A common stock with respect to the exercise of redemption rights in connection with the approval of the Extension Proposal. This summary is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the “Code”, the final, temporary and proposed regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the IRS, and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below. This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors subject to special tax rules (e.g., financial institutions or financial services entities, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, dealers or traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)), and investors that hold Class A common stock as part of a “straddle,” “hedge,” “conversion,” “synthetic security,” “constructive ownership transaction,” “constructive sale,” or other integrated transaction for United States federal income tax purposes, investors subject to the applicable financial statement accounting rules of Section 451(b) of the Code, persons who received their shares of our Class A common stock as compensation, governments or agencies or instrumentalities thereof, “controlled foreign corporations,” “passive foreign investment companies” and corporations that accumulate earnings to avoid U.S. federal income tax, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates or former long-term residents of the U.S., investors that actually or constructively own 5 percent or more of the Class A common stock of the Company (except as otherwise discussed below), and Non-U.S. Holders (as defined below, and except as otherwise discussed below), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our Class A common stock as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our Class A common stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our Class A common stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

WE URGE HOLDERS OF OUR CLASS A COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of our Class A common stock that elect to have their Class A common stock of the Company redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its Class A common stock of the Company and is:

•	an individual who is a citizen or resident of the United States;

•

a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

•

a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Redemption of Class A Common Stock

In the event that a U.S. Holder’s Class A common stock of the Company is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A common stock under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning warrants) relative to all of our shares outstanding both before and after the redemption. The redemption of Class A common stock generally will be treated as a sale of the Class A common stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of our stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A common stock which could be acquired pursuant to the exercise of the warrants. In order to meet the substantially disproportionate test, (i) the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Class A common stock must, among other requirements, be less than 80% of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption and (ii) the U.S. Holder must own (including constructive ownership), immediately after the redemption, less than 50% of the total combined voting power of all classes of our stock entitled to vote. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of our stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the Class A common stock will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described below under “U.S. Federal Income Tax Considerations to U.S. Holders—Taxation of Distributions.”

U.S. Holders of our Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale, taxable exchange or other taxable disposition of Class A common stock, a U.S. Holder must treat any gain or loss recognized as capital gain or loss in an amount equal to the difference between the amount of cash and the U.S. Holder’s adjusted tax basis in the shares of Class A common stock redeemed. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the Class A common stock so disposed of exceeds one year. It is unclear, however, whether the redemption rights described herein with respect to our Class A common stock may have suspended the running of the applicable holding period for this purpose. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate as compared to ordinary income. The deductibility of capital losses is subject to limitations. U.S. Holders who hold different blocks of our Class A common stock (shares of our Class A common stock purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them. In addition, U.S. federal income tax law imposes a 3.8% tax on the “net investment income” of certain U.S. individuals and on the undistributed “net investment income” of certain estates and trusts.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A common stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for United States federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our Class A common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A common stock and will be treated as described under “U.S. Federal Income Tax Considerations to U.S. Holders—Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale”. Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions (including, but not limited to, dividends treated as investment income for purposes of investment interest deduction limitations), and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate, as compared to ordinary income. It is unclear whether the redemption rights with respect to our Class A common stock described herein may prevent a U.S. Holder from satisfying the applicable holding period requirements with respect to the dividends received deduction or the preferential tax rate on qualified dividend income, as the case may be. In addition, U.S. federal income tax law imposes a 3.8% tax on the “net investment income” of certain U.S. individuals and on the undistributed “net investment income” of certain estates and trusts.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of our Class A common stock that elect to have their Class A common stock of the Company redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its Class A common stock of the Company and for U.S. federal income tax purposes is:

•	a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;

•	a foreign corporation; or

•	an estate or trust that is not a U.S. Holder.

Redemption of Class A Common Stock

The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s Class A common stock generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s Class A common stock, as described under “U.S. Federal Income Tax Considerations to U.S. Holders”.

Non-U.S. Holders of our Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A common stock, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its Class A common stock of the Company, unless:

•

the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

•

we are or have been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our Class A common stock, and, in the case where shares of our Class A common stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of our Class A common stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of our Class A common stock.

If the last bullet point immediately above applies to a Non-U.S. Holder, gain recognized by such Non-U.S. Holder on the redemption of their Class A common stock of the Company generally will be subject to tax at generally applicable U.S. federal income tax rates. In addition, we may be required to withhold U.S. income tax at a rate of 15% of the amount realized upon such redemption. We would generally be classified as a “U.S. real property holding corporation” if the fair market value of our “United States real property interests” equals or exceeds 50% of the sum of the fair market value of our worldwide real property interests and our other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes. We do not believe we are or have been a U.S. real property holding corporation.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A common stock, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions we make to a Non-U.S. Holder of shares of our Class A common stock, to the extent paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of our Class A common stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Class A common stock, which will be treated as described under “U.S. Federal Income Tax Considerations to Non-U.S. Holders—Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock”. It is possible that because the applicable withholding agent may not be able to determine the proper characterization of a redemption of a Non-U.S. Holder’s our Class A common stock, the withholding agent might treat the redemption as a distribution subject to withholding tax. A Non-U.S. Holder may generally obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the IRS.

Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

Information Reporting and Backup Withholding

Dividend payments with respect to our Class A common stock and proceeds from the sale of our Class A common stock may be subject to information reporting to the IRS and possible United States backup withholding (currently at a rate of 24%). Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a holder’s United States federal income tax liability, and a holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

Amounts treated as dividends that are paid to a Non-U.S. Holder are generally subject to reporting on IRS Form 1042-S even if the payments are exempt from withholding. A Non-U.S. Holder generally will eliminate any other requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.

FATCA Withholding Taxes

Provisions commonly referred to as “FATCA” impose withholding of 30% on payments of dividends (including amounts treated as dividends received pursuant to a redemption of stock) on our Class A common stock. In general, no such withholding will be required with respect to a U.S. Holder or an individual Non-U.S. Holder that timely provides the certifications required on a valid IRS Form W-9 or W-8, respectively. Holders potentially subject to withholding include “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied, or an exemption applies (typically certified as to by the delivery of a properly completed IRS Form W-8BEN-E). If FATCA withholding is imposed, a beneficial owner that is not a foreign financial institution generally will be entitled to a refund of any amounts withheld by filing a U.S. federal income tax return (which may entail significant administrative burden). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Non-U.S. Holders should consult their tax advisers regarding the effects of FATCA on a redemption of our Class A common stock.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information available to us as of March 24, 2025, with respect to our Common Stock held by:

•	each person known by us to be the beneficial owner of more than 5% of our Common Stock;

•	each of our executive officers and directors; and

•	all our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or will become exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares.

In the table below, percentage ownership is based on 6,488,146 shares of common stock issued and outstanding as of March 24, 2025, consisting of 6,238,146 shares of Class A common stock and 250,000 shares of Class B common stock. On all matters to be voted upon, the holders of the Common Stock vote together as a single class. The table below does not include any Common Stock underlying our outstanding warrants because such securities are not exercisable within 60 days of March 24, 2025.

Name and Address of Beneficial Owner(1) Directors and Executive Officers	Number of Shares Beneficially Owned		Approximate Percentage of Outstanding Common Stock
AltEnergy Acquisition Sponsor LLC(2)	5,750,000	(3)	78%
Russell Stidolph(2)	5,750,000	(3)	78%
Jonathan Darnell
William Campbell
Kimberly Heimert
Michael Salvator
Daniel Shribman
All officers and directors as a group (6 individuals)(4)	5,750,000	(3)	78%
Five Percent Holders
American Financial Group, Inc.(5)	500,000		7%

(1)	Unless otherwise noted, the business address of each of those listed in the table is 600 Lexington Ave, 9th Floor, New York, NY 10022.
(2)

AltEnergy Acquisition Sponsor, LLC (the “Sponsor”) is the record holder of such shares. Mr. Stidolph is the manager of the Sponsor, and as such, has voting and investment discretion with respect to the Common Stock held of record by the Sponsor and may be deemed to have beneficial ownership of the Common Stock held directly by the Sponsor. Through his ownership of interests in our Sponsor, Mr. Stidolph has an economic interest in 2,508,000 shares of the Company’s common stock, as well as 5,981,488 Private Placement Warrants owned by the Sponsor. This interest will have no value in the event the Company does not complete a business combination and dissolves as discussed elsewhere in this Proxy Statement. Mr. Stidolph disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein.

(3)	Interests shown include 250,000 founder shares, classified as shares of Class B common stock. Such shares are convertible into shares of Class A common stock on a one-for-one basis.
(4)

Each of the officers and directors of the Company owns interests in the Sponsor which under certain circumstances will entitle them to receive shares of the Company after all applicable lock-up restrictions and the forfeiture provisions pertaining to such shares lapse. These interests will have no value in the event the Company does not complete a business combination and dissolves as discussed elsewhere in this Proxy Statement. Assuming a business combination is completed and all lock-up provisions lapse and no shares are forfeited, (i) Messrs. Campbell, Salvator and Shribman will each be entitled to receive 20,000 shares of the Company’s common stock, (ii) Ms. Heimert will be entitled to acquire 26,000 shares of the Company’s Common Stock, and Mr. Darnell will be entitled to receive 200,000 shares of the Company’s Common Stoc, in each case out of the shares owned by the Sponsor.
(5)

According to a Schedule 13G filed with the SEC on January 26, 2024. The business address of the reporting person is Great American Insurance Group Tower, 301 East Fourth Street, Cincinnati, Ohio 45202.

STOCKHOLDER PROPOSALS

The Company intends to hold a special meeting of stockholders for the purpose of approving a proposed business combination and related matters, including the election of directors. Accordingly, the Company’s next annual meeting of stockholders would be held at a future date to be determined by the post business-combination company. The Company expects that it would notify stockholders of the deadline for submitting a proposal for inclusion in the proxy statement for its next annual meeting following the completion of an initial business combination. For any proposal to be considered for inclusion in our Proxy Statement for submission to the stockholders at the Company’s next annual meeting of stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and our bylaws.

If Company liquidates, there will be no further annual meetings of the Company.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

For stockholders receiving printed proxy materials, unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•

If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at 600 Lexington Avenue, 9th Floor, New York, New York 10022, or (203) 299-1400, to inform us of his or her request; or

•	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov.

If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company at the following address and telephone number:

AltEnergy Acquisition Corp.

600 Lexington Avenue, 9th Floor

New York, New York 10022

Telephone: (203) 299-1400

If you are a stockholder of the Company and would like to request documents, please do so by April 16, 2025 (one week prior to the Special Meeting), in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

* * *

The Board does not know of any other matters to be presented at the Special Meeting. If any additional matters are properly presented at the Special Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.

It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS

April 9, 2025

ANNEX A

PROPOSED THIRD AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

ALTENERGY ACQUISITION CORP.

(Pursuant to Section 242 of the

Delaware General Corporation Law)

The undersigned, being a duly authorized officer of ALTENERGY ACQUISITION CORP. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1. The name of the Corporation is AltEnergy Acquisition Corp.

2. The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on February 9, 2021. An Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on October 28, 2021 and was further updated pursuant to a Certificate of Correction filed in the office of the Secretary of State of the State of Delaware on March 20, 2023 (as amended from time to time, the “Amended and Restated Certificate of Incorporation”).

2. This Fourth Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation.

3. This Fourth Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of at least 65% of the stock entitled to vote at a meeting of stockholders in accordance with Article VII of the Amended and Restated Certificate of Incorporation and the provisions of Section 242 of the General Corporation Law of the State of Delaware, as amended from time to time (the “DGCL”).

4. The text of Section 8.1(b) of Article VIII is hereby amended to read in full as follows:

“(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 6, 2021 (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay franchise and income taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination on or before May 1, 2026 (the “Redemption Date”) , and (iii) the redemption of shares in connection with a vote seeking to amend any provisions of the Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 8.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

5. The text of Section 8.2(d) of Article VIII is hereby amended to read in full as follows:

“(d) In the event that the Corporation has not consummated an initial Business Combination prior to the Redemption Date, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes, by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

6. The text of Section 8.7 of Article VIII is hereby amended to read in full as follows:

“Section 8.7 Additional Redemption Rights. If, in accordance with Section 8.1(a), any amendment is made to this

Amended and Restated Certificate (a) to modify the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination prior to the Redemption Date, or to provide for redemption in connection with an initial Business Combination, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes, divided by the number of then outstanding Offering Shares.”

IN WITNESS WHEREOF, AltEnergy Acquisition Corp. has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of this [*] day of April, 2025.

By:
Russell Stidolph
Chief Executive Officer

Vote by Internet – QUICK * * * EASY

IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

ALTENERGY ACQUISITION CORP	Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on April 22, 2025.

INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –

If you plan to attend the virtual online Special Meeting, you will need your 12 digit control number to vote electronically at the Special Meeting. To attend:

https://www.cstproxy.com/altenergyacquisition/2025

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.	MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY	Please mark your votes like this	×
THE BOARD OF DIRECTORS MAKES NO RECOMMENDATION AS TO HOW TO VOTE ON PROPOSALS 1 AND 2.

Proposal No. 1 — The Extension Proposal — a proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal No. 2 — The Adjournment Proposal — a proposal to approve the adjournment of the Special Meeting to a later time or times or date or dates, if necessary or convenient, (the “Adjournment Proposal”).

				FOR ☐	AGAINST ☐	ABSTAIN ☐
“Charter”) in the form of the proposed first amendment to the Charter set forth in Annex A of the accompanying proxy statement to extend the date by which the Company must (1) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (an “initial business combination”) or (2) cease its operations except for the purpose of winding up if it fails to complete such initial business combination, and redeem all of the Class A Common Stock, par value $0.0001 per share, of the Company (“Class A Common Stock” or “public shares”), included as part of the units sold in the Company’s initial public offering that was consummated on November 2, 2021 (the “IPO”), from May 2, 2025, to May 1, 2026 (the “Extended Date” the extension to such date, the “Extension”and such proposal, the “Extension Proposal”).

CONTROL NUMBER

Signature                Signature, if held jointly                Date      , 2025

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting

To view the 2024 Proxy Statement and to Attend

the Special Meeting, please go to:

https://www.cstproxy.com/altenergyacquisition/2025

 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ALTENERGY ACQUISITION CORP

The undersigned appoints Russell M Stidolph and Andrea LS Dobi, and each of them, as proxies, each with the power to appoint his or her substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all shares of AltEnergy Acquisition Corp held of record by the undersigned at the close of business on March 24, 2025, at the Special Meeting of Shareholders of AltEnergy Acquisition Corp to be held on April 23, 2025, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR “FOR” PROPOSALS 1 AND 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

(Continued and to be marked, dated and signed, on the other side)